SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                  the  Securities Exchange Act of 1934

                              Date of Report:

                               April 7, 1998


                              VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)



                                  DELAWARE
       State or Other Jurisdiction of Incorporation or Organization)



        0-3676                                    54-0649263
(Commission File Number)                     (I.R.S. Identification
                                                     Number)


         2550 Huntington Avenue
          Alexandria, Virginia                           22303-1499
(Address of Principal Executive Offices)                 (Zip Code)


              Registrant's Telephone Number, Including Area Code
                               (703) 960-4600


VSE CORPORATION



Item 5.    OTHER EVENTS

     The information contained in the Registrant's Consent of Independent Public Accountants, set forth as Exhibit 23 to this Current Report on Form 8-K, is hereby incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

     23.  Consent of Independent Public Accountants dated April 7, 1998


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           VSE CORPORATION
                                           (Registrant)


                                           /s/ C. S. Weber
Date:  April 7, 1998                       -----------------------------------
                                           C. S. Weber, Senior Vice President,
                                                Secretary and Treasurer
                                             (Principal Financial Officer)